Filed electronically with the Securities and Exchange Commission on February 29, 2000
                                                               File No. 33-22059
                                                               File No. 811-5565

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /___/

                         Pre-Effective Amendment No.
                                                     ----                  /___/
                         Post-Effective Amendment No. 16                   / X /
                                                     ----
                                     And/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    /___/

         Amendment No. 18                                                  / X /
                      ----


                           Scudder Mutual Funds, Inc.
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2572
                                                           --------------
                                  John Millette
                        Scudder Kemper Investments, Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/___/    Immediately upon filing pursuant to paragraph (b)
/___/    60 days after filing pursuant to paragraph (a) (1)
/___/    75 days after filing pursuant to paragraph (a) (2)
/ X /    On March 1, 2000 pursuant to paragraph (b)
/___/    On __________________  pursuant to paragraph (a) (1)
/___/    On __________________ pursuant to paragraph (a) (2) of Rule 485.

         If Appropriate, check the following box:
/___/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SCUDDER
INVESTMENTS(SM)
[LOGO]

-----------------
SPECIALTY
-----------------

Scudder Gold Fund

Fund #019

Prospectus

March 1, 2000

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Scudder Gold Fund


          How the fund works

           2   Investment Approach

           3   Main Risks To Investors

           5   The Fund's Track Record

           6   How Much Investors Pay

           7   Other Policies and Risks

           8   Who Manages and Oversees the Fund

          10   Financial Highlights

          How to invest in the fund

          12   How to Buy Shares

          13   How to Exchange or Sell Shares

          14   Policies You Should Know About

          19   Understanding Distributions and Taxes

How the fund works

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect its performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.



You can access all Scudder fund prospectuses online at: www.scudder.com

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             ticker symbol | SCGDX                   fund number | 019

Scudder Gold Fund
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Investment Approach


The fund seeks maximum return (principal change and income) by investing at least 65% of total assets in common stocks and other equities of U.S. and foreign gold-related companies and in gold coin and bullion. These companies may be involved in any of several gold-related activities, such as gold exploration, mining, fabrication, processing and distribution. At all times, the fund invests at least 25% of total assets in securities related to gold and other precious metals and directly in gold and precious metals.

In deciding which types of investments to buy and sell, the portfolio managers first consider the relative attractiveness of gold compared to stocks and decide on allocations for each. Their decisions are generally based on a number of factors, including changes in supply and demand for gold and broad economic projections.


In choosing individual securities, the portfolio managers use a combination of two analytical disciplines:

Bottom-up research. The managers look for companies with strong management and highly marketable securities. They also consider the ore quality of metals mined by a company, its fabrication techniques and costs and its unmined reserves, among other factors.

Growth orientation. The managers prefer companies that offer the potential for sustainable above-average revenues or earnings growth and whose market value appears reasonable in light of their business prospects.

The fund will normally sell a stock when it reaches a target price or when its fundamental factors have changed.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

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OTHER INVESTMENTS

The fund may invest up to 35% of total assets in:

o stocks or high-quality debt securities of companies in precious metals and minerals operations,


o        precious metals other than gold and

o        debt securities whose return is linked to precious metals prices.

Although the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities, currencies or securities), the managers don't intend to use them as principal investments.

While most of the fund's equities are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

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[ICON] This fund may be appropriate for investors who want exposure to all areas of the gold market and understand the risks connected with it.
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Main Risks to Investors

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor with this fund is gold prices. When gold prices fall, you should expect the value of your investment to fall as well. Gold prices can be influenced by a variety of economic, financial and political factors, especially inflation: when inflation is low or expected to fall, gold prices tend to be weak.


Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Prices of gold-related stocks may move up and down rapidly, and have historically offered lower long-term performance than the stock market as a whole. Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons such as political and economic uncertainty. These risks tend to be greater in emerging markets, so to the extent that the fund invests in emerging markets, it takes on greater risks. The fund concentrates in gold and other precious metals-related securities and is not diversified. As a result, the fund can invest a larger percentage of assets in a given stock than a diversified fund and may be subject to greater volatility than a diversified fund.


Another risk factor is currency exchange rates. When the dollar value of a foreign currency falls, so does the value of any investments the fund owns that are denominated in that currency. This is separate from market risk and may add to market losses or reduce market gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o a company's exploration or extraction operations could prove unprofitable


o        derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

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[ICON] While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. This page looks at fund performance two different ways: year by year and over time.
--------------------------------------------------------------------------------

The Fund's Track Record

The bar chart shows how fund returns have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. For context, the table also includes a broad-based market index (which, unlike the fund, does not have any fees or expenses). All figures on this page assume reinvestment of dividends and distributions.


---------------------------------------------------------------
Annual Total Returns (%) as of 12/31 of each year
---------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

'90       -16.67
'91        -6.93
'92        -9.04
'93        59.47
'94        -7.46
'95        13.17
'96        32.11
'97       -40.84
'98       -16.71
'99         9.06



 Best Quarter: 36.51%, Q1 1996    Worst Quarter: -25.50%, Q4 1997



 ---------------------------------------------------------------
 Average Annual Total Returns (%) as of 12/31/1999
 ---------------------------------------------------------------


                             1 Year      5 Years     10 Years
 ---------------------------------------------------------------
 Fund                         9.06%      -4.28%      -1.77%
 ---------------------------------------------------------------
 Index                         2.67      -49.07      -30.16
 ---------------------------------------------------------------


Index: The Salomon Smith Barney Global Gold Index includes 50 companies in 5 countries. To be included, companies must derive over half of their sales from gold-related activities. The Index is constructed to include all companies with an available market capitalization greater than the local currency equivalent of U.S. $100 million on the last business day of May each year.

Total returns for 1990 through 1992 would have been lower if operating expenses hadn't been reduced.

How Much Investors Pay

This fund has no sales charge or other shareholder fees. The fund does have annual operating expenses and as a shareholder you pay them indirectly.

---------------------------------------------------------------
Fee Table
---------------------------------------------------------------

Shareholder Fees (paid directly from your investment)    None
---------------------------------------------------------------

Annual Operating Expenses (deducted from fund assets)
---------------------------------------------------------------
Management Fee                                          1.00%
---------------------------------------------------------------
Distribution (12b-1) Fee                                 None
---------------------------------------------------------------
Other Expenses*                                         1.01%
                                                        -------
---------------------------------------------------------------
Total Annual Operating Expenses                         2.01%
---------------------------------------------------------------

* Includes costs of shareholder servicing, custody, accounting services and similar expenses, which may vary with fund size and other factors.

---------------------------------------------------------------
Expense Example
---------------------------------------------------------------


Based on the costs above, this example is designed to help you compare this fund's expenses to those of other funds. The example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; your actual expenses will be different.



     1 Year         3 Years         5 Years        10 Years
---------------------------------------------------------------
      $204            $630          $1,083          $2,338
---------------------------------------------------------------

Other Policies and Risks

While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its objective.


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

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FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

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[ICON] Scudder Kemper, the company with overall responsibility for managing the fund, takes a team approach to asset management.
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Who Manages and Oversees the Fund

The investment adviser


The fund's investment adviser is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY. Scudder Kemper has more than 80 years of experience managing mutual funds, and currently has more than $290 billion in assets under management.


The fund is managed by a team of investment professionals, who individually represent different areas of expertise and who together develop investment strategies and make buy and sell decisions. Supporting the fund managers are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.


As payment for serving as investment adviser, Scudder Kemper receives a management fee from the fund. For the most recent fiscal year, the actual amount the fund paid in management fees was 1.00% of average daily net assets.


The portfolio managers

The following people handle the day-to-day management of the fund.

Joann M. Barry                  Robert D. Hardiman
Lead Portfolio Manager            o Began investment career
  o Began investment career         in 1973
    in 1988                       o Joined the adviser in 1999
  o Joined the adviser in 1995    o Joined the fund team
  o Joined the fund team            in 1999
    in 1999

The Board

A mutual fund's Board is responsible for the general oversight of the fund's business. The majority of the Board is not affiliated with Scudder Kemper. The independent members have primary responsibility for assuring that the fund is managed in the best interests of its shareholders. The following people comprise the fund's Board.


Directors                                    Honorary Directors


  Sheryle J. Bolton                            Thomas J. Devine
    o Chief Executive Officer, Scientific         o Consultant
      Learning Corporation
                                               Robert G. Stone, Jr.
  William T. Burgin                              o Chairman Emeritus and Director,
    o General Partner, Bessemer Venture            Kirby Corporation
      Partners

                                               Paul Bancroft, III
  Keith R. Fox                                   o Venture Capitalist and Consultant
    o Private equity investor


  William H. Luers
    o Chairman and President,
      U.N. Association of America

  Kathryn L. Quirk
    o Managing Director, Scudder Kemper
      Investments, Inc.
    o Vice President and Assistant Secretary of the fund

  Joan E. Spero
    o President, Doris Duke Charitable
     Foundation

Financial Highlights

This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report (see "Shareholder reports" on the back cover). Scudder Gold Fund

---------------------------------------------------------------------------------------
Years ended October 31,            1999   1998(b)    1998(c)  1997(c)  1996(c) 1995(c)
---------------------------------------------------------------------------------------
Net asset value, beginning of
period                            $6.37    $6.65    $10.49   $15.34   $12.86   $12.64
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------
  Net investment income (loss) (a)  .00      .00       .00     (.08)    (.09)    (.08)
---------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                      .36     (.28)    (3.70)   (2.12)    4.28     1.02
                                 ------------------------------------------------------
---------------------------------------------------------------------------------------
  Total from investment
  operations                        .36     (.28)    (3.70)   (2.20)    4.19      .94
---------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------
  In excess of net investment
  income                             --       --      (.14)   (2.39)   (1.08)    (.25)
---------------------------------------------------------------------------------------
  From net realized gains on
  investment transactions            --       --        --     (.26)    (.63)    (.47)
                                 ------------------------------------------------------
---------------------------------------------------------------------------------------
  Total distributions                --       --      (.14)   (2.65)   (1.71)    (.72)
---------------------------------------------------------------------------------------
Net asset value, end of period    $6.73    $6.37     $6.65   $10.49   $15.34   $12.86
                                 ------------------------------------------------------
---------------------------------------------------------------------------------------
Total Return (%)                   5.65    -4.21**  -35.45   -17.72    36.91     7.50
---------------------------------------------------------------------------------------

Ratios and Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                        116      130       132      164      173      126
---------------------------------------------------------------------------------------
Ratio of operating expenses to
average daily net assets (%)       2.01     2.13*     1.82     1.60     1.50     1.65
---------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average daily net
assets (%)                          .05     (.08)*     .04     (.62)    (.61)    (.69)
---------------------------------------------------------------------------------------
Portfolio turnover rate (%)        90.7    153.6*     68.3     38.9     29.7     42.0
---------------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b) Four months ended October 31, 1998. On September 15, 1998 the fund's Board changed the fiscal year end from June 30 to October 31.

(c)      Years ended June 30.

*        Annualized

**       Not annualized

How to invest in the fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial adviser -- your provider may have its own policies or instructions and you should follow those.

How to Buy Shares

Use these instructions to invest directly with Scudder. Make out your check to "The Scudder Funds."

------------------------------------------------------------------------------------
                    First investment                 Additional investments
------------------------------------------------------------------------------------
                    $2,500 or more for regular       $100 or more for regular
                    accounts                         accounts

                    $1,000 or more for IRAs          $50 or more for IRAs

                                                     $50 or more with an Automatic
                                                     Investment Plan
------------------------------------------------------------------------------------
By mail or express  o  Fill out and sign an          o  Send a check and a Scudder
(see below)            application                      investment slip to us at the
                                                        appropriate address below
                    o  Send it to us at the
                       appropriate address, along    o  If you don't have an
                       with an investment check         investment slip, simply
                                                        include a letter with your
                                                        name, account number, the
                                                        full name of the fund and
                                                        your investment instructions
------------------------------------------------------------------------------------
By wire             o  Call 1-800-SCUDDER for        o  Call 1-800-SCUDDER for
                       instructions                     instructions
------------------------------------------------------------------------------------
By phone            --                               o  Call 1-800-SCUDDER for
                                                        instructions
------------------------------------------------------------------------------------
With an automatic   --                               o  To set up regular investments
investment plan                                         from a bank checking account,
                                                        call 1-800-SCUDDER
------------------------------------------------------------------------------------
Using               --                               o  Call 1-800-SCUDDER
QuickBuy
------------------------------------------------------------------------------------

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[ICON]           Regular mail:
                 The Scudder Funds, PO Box 2291, Boston, MA 02107-2291

                 Express, registered or certified mail:
                 The Scudder Funds, 66 Brooks Drive, Braintree, MA 02184-3839

                 Fax number: 1-800-821-6234 (for exchanging and selling only)
--------------------------------------------------------------------------------

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in an account opened directly with Scudder.

------------------------------------------------------------------------------------
                   Exchanging into another fund     Selling shares
------------------------------------------------------------------------------------
                   $2,500 or more to open a new     Some transactions, including
                   account ($1,000 for IRAs)        most for over $100,000, can
                                                    only be ordered in writing; if
                   $100 or more for exchanges       you're in doubt, see page 18
                   between existing accounts
------------------------------------------------------------------------------------
By phone or wire   o  Call 1-800-SCUDDER for        o  Call 1-800-SCUDDER for
                      instructions                     instructions
------------------------------------------------------------------------------------
Using SAIL(TM)     o  Call 1-800-343-2890 and       o  Call 1-800-343-2890 and
                      follow the instructions          follow the instructions
------------------------------------------------------------------------------------
By mail, express   Write a letter that includes:    Write a letter that includes:
or fax
(see previous      o  the fund, class and account   o  the fund, class and account
page)                 number you're exchanging         number from which you want to
                      out of                           sell shares

                   o  the dollar amount or number   o  the dollar amount or number
                      of shares you want to exchange   of shares you want to sell

                   o  the name and class of the     o  your name(s), signature(s)
                      fund you want to exchange into   and address, as they appear on
                                                       your account
                   o  your name(s), signature(s)
                      and address, as they appear   o  a daytime telephone number
                      on your account

                   o  a daytime telephone number
------------------------------------------------------------------------------------
With an automatic  --                               o  To set up regular cash
withdrawal plan                                        payments from a Scudder
                                                       account, call 1-800-SCUDDER
------------------------------------------------------------------------------------
Using QuickSell    --                               o  Call 1-800-SCUDDER
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[ICON] Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. Eastern time on any fund business day by calling 1-800-SCUDDER.
--------------------------------------------------------------------------------


Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

--------------------------------------------------------------------------------
[ICON] The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.
--------------------------------------------------------------------------------

SAIL(TM), the Scudder Automated Information Line, is available 24 hours a day by calling 1-800-343-2890. You can use SAIL to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-SCUDDER.

When you call us to sell shares, we may record the call, ask you for certain information or take other steps designed to prevent fraudulent orders. It's important to understand that as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

When you ask us to send or receive a wire, please note that while we don't charge a fee to receive wires, we will deduct a $5 fee from all wires sent from us to your bank. Your bank may charge its own fees for handling wires. The funds can only accept wires of $100 or more.

Exchanges among Scudder funds are an option for shareholders who bought their fund shares directly from Scudder and many other investors as well. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject purchase orders, for these or other reasons.

When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays.

--------------------------------------------------------------------------------
[ICON] If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.
--------------------------------------------------------------------------------

How the fund calculates share price


The price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, the fund uses the following equation:


    TOTAL ASSETS - TOTAL LIABILITIES
  ------------------------------------   =  NAV
   TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if you have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o charge you $10 a year if your account balance falls below $2,500, and close your account and send you the proceeds if your balance falls below $1,000; in either case, we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to retirement accounts, to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number


o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less


o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

--------------------------------------------------------------------------------
[ICON] Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.
--------------------------------------------------------------------------------

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds, and by selling investments for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchases and sales of shares.) A fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders in December, and if necessary may do so at other times as well.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------
o short-term capital gains from selling fund shares
---------------------------------------------------------------
o taxable income dividends you receive from the fund
---------------------------------------------------------------
o short-term capital gains distributions you receive from
  the fund
---------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------
o long-term capital gains from selling fund shares
---------------------------------------------------------------
o long-term capital gains distributions you receive from the fund
---------------------------------------------------------------


The fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

Notes

To Get More Information

Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effect of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns and the fund's financial statements. Shareholders get these reports automatically. To reduce costs, we mail one copy per household. For more copies, call 1-800-SCUDDER.

Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

                      Scudder Funds                   SEC


                      PO Box 2291                     450 Fifth Street, N.W.
                      Boston, MA 02107-2291           Washington, DC 20549-0102

                      1-800-SCUDDER                   1-202-942-8090

                      www.scudder.com                 www.sec.gov



                      SEC File Number      811-5565

                                SCUDDER GOLD FUND


                       An Investment Portfolio of Scudder
                               Mutual Funds, Inc.


                    A No-Load (No Sales Charges) Mutual Fund
                      which Invests in Gold-Related Equity
                               Securities and Gold







--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION


                                  March 1, 2000



--------------------------------------------------------------------------------




This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Scudder Gold Fund dated March 1, 2000, as amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

The Annual Report to Shareholders of Scudder Gold Fund dated October 31, 1999 is incorporated by reference into and is hereby deemed to be part of this Statement of Additional Information. The Annual Report may be obtained without charge by calling 1-800-SCUDDER.

                                TABLE OF CONTENTS

                                                                                                       Page

THE FUND'S INVESTMENT OBJECTIVE AND POLICIES.............................................................1
         General Investment Objective and Policies.......................................................1
         Master/feeder Structure........................................................................15
         Investment Restrictions........................................................................16

PURCHASES...............................................................................................17
         Additional Information About Opening An Account................................................17
         Minimum Balances...............................................................................18
         Additional Information About Making Subsequent Investments.....................................18
         Additional Information About Making Subsequent Investments by QuickBuy.........................18
         Checks.........................................................................................19
         Wire Transfer of Federal Funds.................................................................19
         Share Price....................................................................................19
         Share Certificates.............................................................................20
         Other Information..............................................................................20

EXCHANGES AND REDEMPTIONS...............................................................................20
         Exchanges......................................................................................20
         Redemption by Telephone........................................................................21
         Redemption by QuickSell........................................................................22
         Redemption-In-Kind.............................................................................22
         Other Information..............................................................................22


FEATURES AND SERVICES OFFERED BY THE FUND...............................................................23
         The No-Load Concept............................................................................23
         Internet  access...............................................................................23
         Dividends and Capital Gains Distribution Options...............................................24
         Reports to Shareholders........................................................................24
         Transaction Summaries..........................................................................24


THE SCUDDER FAMILY OF FUNDS.............................................................................24

SPECIAL PLAN ACCOUNTS...................................................................................26
         Scudder Retirement Plans:  Profit-Sharing and Money Purchase Pension Plans for
             Corporations and Self-Employed Individuals.................................................27
         Scudder 401(k):  Cash or Deferred Profit-Sharing Plan for Corporations and
             Self-Employed Individuals..................................................................27
         Scudder IRA:  Individual Retirement Account....................................................27
         Scudder Roth IRA:  Individual Retirement Account...............................................28
         Scudder 403(b) Plan............................................................................29
         Automatic Withdrawal Plan......................................................................29
         Group or Salary Deduction Plan.................................................................29
         Automatic Investment Plan......................................................................29
         Uniform Transfers/Gifts to Minors Act..........................................................30

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS...............................................................30


PERFORMANCE INFORMATION.................................................................................30
         Average Annual Total Return....................................................................30
         Cumulative Total Return........................................................................31
         Total Return...................................................................................31
         Comparison of Fund Performance.................................................................31


FUND ORGANIZATION.......................................................................................32

                                       i

                          TABLE OF CONTENTS (continued)
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INVESTMENT ADVISER......................................................................................33
         Investment Adviser.............................................................................33
         AMA InvestmentLink(SM)Program..................................................................34
         Personal Investments by Employees of the Adviser...............................................34


DIRECTORS AND OFFICERS..................................................................................35

REMUNERATION............................................................................................37
         Responsibilities of the Board -- Board and Committee Meetings..................................37
         Compensation of Officers and Directors.........................................................37

DISTRIBUTOR.............................................................................................38

TAXES...................................................................................................39

PORTFOLIO TRANSACTIONS..................................................................................42
         Brokerage Commissions..........................................................................42
         Portfolio Turnover.............................................................................43

NET ASSET VALUE.........................................................................................43

ADDITIONAL INFORMATION..................................................................................44
         Experts........................................................................................44
         Other Information..............................................................................44

FINANCIAL STATEMENTS....................................................................................45

DESCRIPTION OF S&P AND MOODY'S RATINGS..................................................................46

                  THE FUND'S INVESTMENT OBJECTIVE AND POLICIES


General Investment Objective and Policies


         Scudder Gold Fund (the "Fund"), a non-diversified series of Scudder Mutual Funds, Inc. (the "Corporation"), an open-end investment management company. The Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold. When making portfolio investments, the Fund will emphasize the potential for growth of the proposed investment, although it may also consider the income generating capacity of a stock as one factor among others in evaluating investment opportunities.


         Although the Fund is non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"), it is designed as a convenient and cost-effective means for investors to diversify their investments and to participate in possible increases in the price of gold. Investors in the Fund must be willing to accept above-average risk compared to that available from larger companies such as those in the Standard & Poor's 500 Stock Index. Investors should not consider the Fund a complete investment program.


         Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

         Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage (such as hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that the Fund's investment adviser, Scudder Kemper Investments, Inc. ("the Adviser"), in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

Investments. The Fund pursues its objective primarily through a portfolio of gold-related investments. Under normal market conditions, at least 65% of the Fund's total assets will be invested in:

o equity securities (defined as common stock, investment-grade preferred stock and debt securities that are convertible into or exchangeable for common stock) of U.S. and foreign companies primarily engaged in the exploration, mining, fabrication, processing or distribution of gold,

o        gold bullion, and

o        gold coins.

         A company will be considered "primarily engaged" in a business or an activity if it devotes or derives at least 50% of its assets, revenues and/or operating earnings from that business or activity.

         The remaining 35% of the Fund's assets may be invested in any precious metals other than gold; in equity securities of companies engaged in activities primarily relating to precious metals and minerals other than gold; in investment-grade debt securities, including zero coupon bonds, of companies engaged in activities relating to gold or other precious metals and minerals; warrants; and in certain debt securities, a portion of the return on which is indexed to the price of precious metals and money market instruments. In addition, the Fund may make short sales against the box, engage in securities lending and strategic transactions, which may include derivatives, enter into repurchase and reverse repurchase agreements, and may invest in illiquid securities.


         Investment-grade preferred stock and debt securities are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Services ("S&P"), or, if unrated, are deemed by the Adviser, to be of equivalent quality.

          The Fund has adopted an operating policy of limiting to 10% the portion of the Fund's total assets that may be invested directly in gold, silver, platinum and palladium bullion and in gold and silver coins. In addition, the Fund's assets may be invested in wholly-owned subsidiaries of the Corporation that invest in gold, silver, platinum and palladium bullion and in gold and silver coins (see "Precious metals").

         When deemed appropriate by the Adviser, the Fund may temporarily invest up to 30% of its assets to maintain liquidity. For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Adviser determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods, the Fund may hold without limit cash, high quality cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities ("Government Securities"), and domestic repurchase agreements. The Fund may also, for hedging purposes, invest up to 10% of its assets in foreign currencies in the form of bank deposits. It is impossible to accurately predict how long such alternative strategies may be utilized. To the extent the Fund holds cash or is not invested in securities used to pursue its investment objective, the Fund will not achieve its investment objective.


How Investments are Selected. The Adviser considers a variety of factors when making investments in securities related to gold and other precious metals. Some of these factors may include the ore quality of metals mined by a company, the company's mining, processing and fabricating costs and techniques, and the quantity of unmined reserves. Other factors that may be evaluated include a company's financial condition, potential development of property, capital spending plans, quality of management, nature of any affiliations, current and prospective tax liability, labor relations and marketability of a company's equity or debt securities.

         Bullion and coins in which the Fund invests will be bought from and sold to institutions such as U.S. and foreign banks, regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange, and dealers who are members of, or affiliated with, a regulated U.S. commodities exchange and who are qualified to provide an accepted certification of purity. Coins will be purchased for their metallic value and not for their currency or numismatic value. While bullion and coins do not generate income and may subject the Fund to certain taxes, insurance, shipping and storage costs, the Adviser believes that such investments could serve to moderate fluctuations in the value of the Fund's shares. Historically, prices of precious metals have tended not to fluctuate as widely as shares of companies engaged in precious metals-related businesses.

         The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges but may also invest in securities traded over-the-counter. Investments include companies of varying size as measured by assets, sales or capitalization. The Fund may invest in certain closed-end investment companies holding foreign securities in accordance with the limitations of the 1940 Act.

Foreign Securities. Because of the Fund's policy of investing primarily in gold-related investments, a substantial part of the Fund's assets is generally invested in securities of companies primarily outside the United States, wherever domiciled or operating (including the Cayman Islands, the domicile of Scudder Precious Metals, Inc.). In addition, the fund may make money market investments in the obligations of foreign banks. Although the percentages of fund assets invested outside the United States will vary, the Fund expects that a substantial portion of its assets at any time will consist of non-U.S. securities.


         Investors should recognize that investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in U.S. securities and which may affect the Fund's performance favorably or unfavorably. As foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than The New York Stock Exchange, Inc. (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than that in the U.S. market and at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Investments in foreign securities may also entail certain risks such as possible currency blockages or transfer restrictions, and the difficulty of enforcing rights in other countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


         These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in developing countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management. Investments in companies domiciled in developing countries may be subject to potentially greater risks than investments in developed countries.

         Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs. Accordingly, the value of the assets for the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. It may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through strategic transactions involving currencies.

         To the extent that the Fund invests in foreign securities, the Fund's share price could reflect the movements of the stock markets in which it is invested and the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies could account for part of the Fund's investment performance.

Investing in Emerging Markets. Most emerging securities markets may have substantially less volume and are subject to less governmental supervision than U.S. securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the U.S.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

         In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund's portfolio.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund's securities in such markets may not be readily available. The Corporation may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund's identification of such condition until the date of the SEC action, the Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Corporation's Board of Directors.

         Volume and liquidity in most foreign markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Income from securities held by the Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Many emerging markets have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

         Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, governmental actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund's assets should these conditions recur.

         The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

         Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

         To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Currencies. Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through strategic
transactions   involving   currencies.    (See   "Strategic   Transactions   and
Derivatives.")

         Because the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may not have a high correlation with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other and the total returns from different markets may vary significantly.

         Because of the Fund's investment policies and the investment considerations discussed herein and in the Prospectus, an investment in shares of the Fund is not intended to provide a complete investment program for an investor.


Precious Metals. The Fund "concentrates" (for the purposes of the 1940 Act) its assets in securities related to gold and gold bullion and coins, which means that as a matter of fundamental policy, at all times, the Fund invests at least 25% of total assets in securities related to gold and in gold directly. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

         In addition , when market conditions warrant, the Fund reserves the freedom to concentrate its assets in securities related to other precious metals and in those metals directly.

         The  Fund  may  invest  up  to  25%  of  its  assets  in   wholly-owned
subsidiaries of the corporation which invest in gold, silver, platinum and palladium bullion and in gold and silver coins. The subsidiaries will incur expenses for the storage and insurance of precious metals purchased. However, the subsidiaries may realize capital gains from the sale of metals and may pay distributions to the Fund from such gains. Currently, Scudder Precious Metals, Inc. is the Corporation's only subsidiary.


         Investments in precious metals and in precious metals-related securities and companies involve a relatively high degree of risk. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate markedly over short periods of time. Among other things, precious metals values can be affected by changes in inflation, investment speculation, metal sales by governments or central banks, changes in industrial and commercial demand, and any governmental restrictions on private ownership of gold or other precious metals.

Gold or Precious Metals Custody. Gold and other precious metals held by or on behalf of the Fund may be held on either an allocated or an unallocated basis inside or outside the U.S. Placing gold or precious metals in an allocated custody account gives the fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives the Fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, the Fund could experience a loss if the counterparty to an unallocated deposity arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require the Fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment.

Mining and Exploration Risks. The business of gold mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.

         Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.

Correlation of Gold and Gold Securities. The Adviser believes that the value of the securities of firms that deal in gold will correspond generally, over time, with the prices of the underlying metal. At any given time, however, changes in the price of gold may not strongly correlate with changes in the value of securities related to gold, which are expected to constitute the principal part of the fund's assets. In fact, there may be periods in which the price of gold stocks and gold will move in different directions. The reason for this potential disparity is that political and economic factors, including behavior of the stock market, may have differing impacts on gold versus gold stocks.


Non-diversification. The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified fund.


Common Stocks. Under normal circumstances, the Fund invests primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have traditionally offered the greatest potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

         For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

         Examples of index-based investments include:

                  SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

                  MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

                  Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

                  DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

                  Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

                  WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Illiquid Investments. The Fund may invest a portion of its assets in securities for which there is not an active trading market, including securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are otherwise not readily marketable. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities. The Fund invests no more than 15% of its net assets in illiquid investments.


Debt Securities. The Fund may invest up to 35% of its assets in investment-grade debt securities convertible into or exchangeable for common stock. Investment grade-debt securities are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Adviser. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. The Fund may invest in certain debt securities, a portion of the return on which is indexed to the price of precious metals and money market instruments (See "DESCRIPTION OF S&P AND MOODY'S RATINGS.")

Zero Coupon Bonds. The Fund may invest in zero coupon bonds which pay no periodic interest payments and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon bonds are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities which pay interest in the form of additional securities, may be more speculative than securities which pay income periodically and in cash.

Asset-Indexed Securities. The Fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Fund will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest.

However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Fund may purchase asset-indexed securities to the extent permitted by law.

Repurchase Agreements. The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System, any foreign bank when the repurchase agreement is fully secured by government securities of the particular jurisdiction, or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Fund may purchase.

         A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the Purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Fund's custodian or in the Federal Reserve Book Entry System.

         For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or the entire principal and income involved in the transaction. As with unsecured debt obligations purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Warrants. The Fund may purchase warrants issued by domestic and foreign issuers to purchase newly created equity issues consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock.

         Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Short Sales Against the Box. With respect to 30% of its assets, the Fund may make short sales of common stocks if, at all times when a short position is open, the Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the Custodian.

         Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which the Fund may enter into short sales against the box.

Lending of Portfolio Securities. The Fund has the ability to lend portfolio securities to brokers, dealers and other financial organizations. Loans of portfolio securities will be collateralized by cash or liquid securities which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

         By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when Government Securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Corporation's Board of Directors must terminate the loan and regain the right to vote the securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the Fund's account. The Fund has no current intention to loan portfolio securities.


Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

         In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors , collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.


         If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.


         The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

         The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management , risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and

Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         The Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.


         The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.


Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

         The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.


         The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency , index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.



The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument) with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.


Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.


         Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

         OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the

Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Investment Considerations. In non-U.S. markets, issuers often issue new shares on a partially-paid basis. The aggregate purchase price is paid in installments over a specified period, generally not more than nine months, during which time the shares trade freely on a partially-paid basis. The Fund anticipates that it may purchase partially-paid shares from time to time.

         Foreign securities such as those purchased by the Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. (See "TAXES.")

         Because direct investments in precious metals do not generate income, they may be subject to greater fluctuations in value than interest-paying and dividend-paying securities. Investors should also be aware that gold coins trade at approximately the current or spot price of the underlying gold bullion plus a premium which reflects, among other things, fabrication costs incurred in producing the coins. This premium has ranged from 2.5% to 15%. Any change in this premium will affect the value of the Fund's shares.

         Changes in portfolio securities are normally made on the basis of investment considerations.

         The Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the Fund's shares will increase or decrease with changes in the market price of the Fund's investments.

Master/feeder Structure

         The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

         A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.


Interfund Lending

                  The Corporation's Board of Directors has approved the filing of an application with the SEC for exemptive relief which would permit the Fund to participate in an interfund lending program among certain investment companies advised by the Adviser. If the Fund receives the requested relief, the interfund lending program would allow the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program would be subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund would participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings would extend overnight, but could have a maximum duration of seven days. Loans could be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Fund may engage in reverse repurchase agreements and dollar rolls for any purpose.


Investment Restrictions

         The policies set forth below have been adopted by the Corporation with respect to the Fund as fundamental policies and may not be changed without approval of a majority of the outstanding voting securities of the Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund.


          The Fund may not:

(1) make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


(2) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;


(3) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(4) purchase or sell physical commodities or contracts relating to physical commodities, except for contracts for the future delivery of gold, silver, platinum and palladium and gold, silver, platinum and palladium bullion and coins;


(5) concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund may concentrate in securities issued by wholly owned subsidiaries of Scudder Mutual Funds, Inc. and securities of companies that are primarily engaged in the exploration, mining, fabrication, processing or distribution of gold and other precious metals and in gold, silver, platinum and palladium bullion and coins;

(6) borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

(7) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


Other Investment Policies. The Directors of the Corporation have voluntarily adopted certain policies and restrictions which are observed in the conduct of the Fund's affairs. These represent intentions of the Directors based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Directors without requiring prior notice to or approval of shareholders.

         As a matter of non-fundamental policy, the Fund currently does not intend to:

(1)      borrow money in an amount  greater than 5% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

(2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(3) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4) enter into futures contracts or purchase options thereon for other than bona fide hedging purposes unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6) lend portfolio securities in an amount greater than 5% of its total assets.

         The 1940 Act limits the Fund's investment in other investment companies. To the extent that the Fund invests in shares of other investment companies, pursuant to the 1940 Act, additional fees and expenses in addition to those incurred by the Fund may be deducted from such investments.

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Other Investment Policies" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Funds assets will not be considered a violation of the restriction.


                                    PURCHASES


Additional Information About Opening An Account


         Clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 of Fund shares through Scudder Investor Services, Inc. (the "Distributor") by letter, fax, or telephone.

         Shareholders of other Scudder funds who have submitted an account application and have a certified Tax Identification Number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($2,500 minimum), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the taxpayer identification or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number: 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send the completed and signed application to the Fund promptly.

         The minimum initial purchase amount is less than $2,500 under certain special plan accounts.

Minimum Balances


         Shareholders should maintain a share balance worth at least $2,500 ($1,000 for fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minors Act, and Uniform Transfers to Minors Act accounts), which amount may be changed by the Board of Directors. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for fiduciary/custodial accounts) is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.


         The Fund reserves the right, following 60 days' written notice to applicable shareholders, to:


o assess an annual $10 per fund charge (with the fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500; and

o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder at the address of record.

         Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.


         Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or
UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments


         Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks. Contact the Distributor at 1-800-SCUDDER for additional information. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Corporation shall have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions which are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.


Additional Information About Making Subsequent Investments by QuickBuy


         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the Exchange, normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you may be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.


         In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.


         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.


Checks

         A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.


         If shares of the Fund are purchased by a check which proves to be uncollectible, the Corporation reserves the right to cancel the purchase immediately and the purchaser may be responsible for any loss incurred by the Trust or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Corporation will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from, or restricted in, placing future orders in any of the Scudder funds.


Wire Transfer of Federal Funds

         To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

         The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

         Boston banks are closed on certain holidays although the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

Share Price


         Purchases will be filled without sales charge at the net asset value next computed after the receipt of a purchase request in good order. Net asset value normally will be computed as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will receive the next business day's net asset value. If the order has been placed by a member of the NASD, other than the

Distributor, it is the responsibility of that member broker, rather than the Fund, to forward the purchase order to Scudder Service Corporation (the "Transfer Agent") by the close of regular trading on the Exchange.


Share Certificates

         Due to the desire of the Corporation's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information


         The Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for its shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such brokers or their authorized designees.
Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of Fund shares at any time for any reason.

         The Board of Directors and the Distributor each has the right to limit, for any reason, the amount of purchases by, and to refuse to, sell to any person, and each may suspend or terminate the offering of Fund shares at any time for any reason.

         The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified tax identification number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor. The Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.


         The Corporation may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.


                            EXCHANGES AND REDEMPTIONS


 Exchanges

         Exchanges are comprised of a redemption from one Scudder fund and purchase into another Scudder fund. The purchase side of the exchange may be either an additional investment into an existing account or may involve opening a new account in another fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges into a new fund account must be for a minimum of $2,500. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, tax identification number, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.


         Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

         Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Fund and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

         There is no charge to the shareholder for any exchange described above (except for exchanges from funds which impose a redemption fee on shares held less than a year). An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder and the proceeds of such exchange may be subject to backup withholding. (See "TAXES.")

         Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Fund and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

         The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder funds or classes thereof. For more information, please call 1-800-225-5163.


         Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.


Redemption by Telephone

         In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent. Shareholders currently receive automatically, without having to elect it, the right to redeem up to $100,000 to their address of record. Shareholders may request to have the proceeds mailed or wired to their predesignated bank account.

         (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.

         Telephone   redemption  is  not   available   with  respect  to  shares
represented by share certificates or shares held in certain retirement accounts.

         If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

       Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

         The Corporation employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Corporation does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Corporation will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

         Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption by QuickSell

         Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of the Fund by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4:00 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.


         In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which redemption proceeds will be credited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.


         The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption-In-Kind


         The Corporation reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Corporation and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the period.


Other Information

         If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Corporation does not impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemptions of shares of the Fund, including an exchange into another series of the Corporation, if any, or another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "TAXES.")

         Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, director or custodian of the Plan for the requirements.

         The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment may be suspended at times during which (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted for any reason, (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) the SEC may by order permit such a suspension for the protection of the Corporation's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.

                    FEATURES AND SERVICES OFFERED BY THE FUND


The No-Load Concept

         Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its Scudder Family of Funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

         Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

         A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

         A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Conduct Rules, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

         Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.


         Investors are encouraged to review the fee and expense tables and the consolidated financial highlights of the Fund's prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Internet  access


World   Wide  Web  Site  --  The   address   of  the   Scudder   Funds  site  is
http://funds.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Profiles and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on funds.


Account Access -- Scudder is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

         Scudder's personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.


         An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.


 Dividends and Capital Gains Distribution Options

         Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of the Fund. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. Shareholders also may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. Please include your account number with your written request. See "How to invest in the fund" in the Fund's prospectus for the address.


         Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the Fund.

         Investors may also have dividends and distributions automatically deposited in their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

         Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.


Reports to Shareholders


         The Corporation issues shareholders semiannual financial statements (audited annually by independent accountants) including a list of investments held and statements of assets and liabilities, statements of operations, statements of changes in net assets and financial highlights.

Transaction Summaries

         Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS



         The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow.


MONEY MARKET
         Scudder U.S. Treasury Money Fund
         Scudder Cash Investment Trust
         Scudder Money Market Series
         Scudder Government Money Market

TAX FREE MONEY MARKET
     Scudder Tax Free Money Fund
     Scudder Tax Free Money Market Series
     Scudder California Tax Free Money Fund*
     Scudder New York Tax Free Money Fund*

TAX FREE
         Scudder Limited Term Tax Free Fund
         Scudder Medium Term Tax Free Fund
         Scudder Managed  Municipal  Bonds
         Scudder High Yield Tax Free Fund
         Scudder California Tax Free Fund*
         Scudder Massachusetts Limited Term Tax Free Fund*
         Scudder Massachusetts Tax Free Fund*
         Scudder New York Tax Free Fund*
         Scudder Ohio Tax Free Fund

U.S. INCOME
         Scudder Short Term Bond Fund
         Scudder GNMA Fund
         Scudder Income Fund
         Scudder Corporate Bond Fund
         Scudder High Yield Bond Fund

GLOBAL INCOME
         Scudder Global Bond Fund
         Scudder International Bond Fund .
         Scudder Emerging Markets Income Fund

ASSET ALLOCATION
         Scudder Pathway Series: Conservative Portfolio
         Scudder Pathway Series: Balanced Portfolio
         Scudder Pathway Series: Growth Portfolio

U.S. GROWTH AND INCOME
         Scudder Balanced Fund
         Scudder Dividend & Growth Fund
         Scudder Growth and Income Fund
         Scudder S&P 500 Index Fund
         Scudder Real Estate Investment Fund

U.S. GROWTH

     Value
         Scudder Large Company Value Fund
         Scudder Value Fund**
         Scudder Small Company Value Fund
         Scudder Micro Cap Fund

     Growth
         Scudder Classic Growth Fund**
         Scudder Large Company Growth Fund

--------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.
**       Only the Scudder Shares are part of the Scudder Family of Funds.

         Scudder Development Fund
         Scudder 21st Century Growth Fund

GLOBAL EQUITY

     Worldwide
         Scudder Global Fund
         Scudder International Value Fund
         Scudder International Growth and Income Fund
         Scudder International Fund***
         Scudder International Growth Fund
         Scudder Global Discovery Fund**
         Scudder Emerging Markets Growth Fund
         Scudder Gold Fund

     Regional
         Scudder Greater Europe Growth Fund
         Scudder Pacific Opportunities Fund
         Scudder Latin America Fund
         The Japan Fund, Inc.

INDUSTRY SECTOR FUNDS

     Choice Series
         Scudder Financial Services Fund
         Scudder Health Care Fund
         Scudder Technology Fund

SCUDDER PREFERRED SERIES
         Scudder Tax Managed Growth Fund
         Scudder Tax Managed Small Company Fund


         The net asset values of most Scudder funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.


         Certain Scudder funds or classes thereof may not be available for purchase or exchange. For more information, please call 1-800-225-5163.

                              SPECIAL PLAN ACCOUNTS



         Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

--------
***      Only the International Shares are part of the Scudder Family of Funds.
**       Only the Scudder Shares are part of the Scudder Family of Funds.

         Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

         None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Scudder Retirement Plans:  Profit-Sharing and Money Purchase
Pension Plans for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder Profit-Sharing Plan (including a version of the Plan which includes a cash-or-deferred feature) or a Scudder Money Purchase Pension Plan (jointly referred to as the Scudder Retirement Plans) adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietorships and partnerships), or other qualifying organization. Each of these forms was approved by the IRS as a prototype. The IRS's approval of an employer's plan under Section 401(a) of the Internal Revenue Code will be greatly facilitated if it is in such approved form. Under certain circumstances, the IRS will assume that a plan, adopted in this form, after special notice to any employees, meets the requirements of Section 401(a) of the Internal Revenue Code as to form.

Scudder 401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

         Shares of the Fund may be purchased as the investment medium under a plan in the form of a Scudder 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

Scudder IRA:  Individual Retirement Account

         Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

         A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions of up to $2,000 to an IRA prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

         An eligible individual may contribute as much as $2,000 of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to $2,000 per individual for married couples if only one spouse has earned income). All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

         The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

---------------------------- ------------------------- -------------------------- -------------------------
         Starting                                        Annual Rate of Return
          Age of             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------
            25                      $253,680                   $973,704                $4,091,908
            35                       139,522                    361,887                   999,914
            45                        69,439                    126,005                   235,620
            55                        26,414                     35,062                    46,699

         This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                          Value of a Non-IRA Account at
                   Age 65 Assuming $1,380 Annual Contributions
                 (post tax, $2,000 pretax) and a 31% Tax Bracket

---------------------------- ------------------------- -------------------------- -------------------------
         Starting                                        Annual Rate of Return
          Age of             ------------------------------------------------------------------------------
       Contributions                    5%                        10%                       15%
---------------------------- ------------------------- -------------------------- -------------------------
            25                      $119,318                   $287,021                  $741,431
            35                        73,094                    136,868                   267,697
            45                        40,166                     59,821                    90,764
            55                        16,709                     20,286                    24,681

Scudder Roth IRA:  Individual Retirement Account

         Shares of the Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code.

         A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

         An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

         All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, excess medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.


         An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover have to be paid in the tax year in which the rollover is made.

Scudder 403(b) Plan

         Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

         Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change the payee must be submitted in writing, signed exactly as the account is registered, and contain signature guarantee(s) as described under "Transaction information -- Redeeming shares -- Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

         An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Group or Salary Deduction Plan

         An investor may join a Group or Salary Deduction Plan where satisfactory arrangements have been made with Scudder Investor Services, Inc. for forwarding regular investments through a single source. The minimum annual investment is $240 per investor which may be made in monthly, quarterly, semiannual or annual payments. The minimum monthly deposit per investor is $20. Except for trustees or custodian fees for certain retirement plans, at present there is no separate charge for maintaining group or salary deduction plans; however, the Corporation and its agents reserve the right to establish a maintenance charge in the future depending on the services required by the investor.

         The Corporation reserves the right, after notice has been given to the shareholder, to redeem and close a shareholder's account in the event that the shareholder ceases participating in the group plan prior to investment of $1,000 per individual or in the event of a redemption which occurs prior to the accumulation of that amount or which reduces the account value to less than $1,000 and the account value is not increased to $1,000 within a reasonable time after notification. An investor in a plan who has not purchased shares for six months shall be presumed to have stopped making payments under the plan.

Automatic Investment Plan

         Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

         The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

         Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan (AIP). In this case, the minimum initial investment is $500.

         The Corporation reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS




         The Corporation intends to follow the practice of distributing substantially all of the Fund's net investment income, including any excess of net realized short-term capital gains over net realized long-term capital losses. The Corporation intends to follow the practice of distributing the entire excess of the Fund's net realized long-term capital gains over net realized short-term capital losses. However, if it appears to be in the best interest of the Fund and its shareholders, the Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes on behalf of the shareholders.

         The Corporation intends to distribute the Fund's net investment income and any net realized short-term and long-term capital gains resulting from Fund investment activity in December to prevent application of a federal excise tax. Both types of distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent. Distributions are taxable, whether made in shares or cash (see "TAXES"). Any distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

                             PERFORMANCE INFORMATION




         From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Average Annual Total Return

         Average annual total return is the average annual compound rate of return for the periods of one year, five years and the life of the Fund, ended on the date of the most recent balance sheet. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by computing the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):


                                  P(1+T)^n =ERV

         Where:

                    P        =       a hypothetical initial investment of $1,000
                    T        =       average annual total return
                    n        =       number of years
                    ERV      =       ending    redeemable    value   of   a
                                     hypothetical $1,000 investment made at the
                                     beginning  of the  periods  of one year or
                                     the  life  of  the  Fund  (or   fractional
                                     portion thereof).



        Average Annual Total Return for periods ended October 31, 1999*+

                 One Year           Five Years           Ten Years
                   5.65%              -5.50%              -0.99%

(1) For the period September 2, 1988 (commencement of operations) to October 31, 1999.


* If the Adviser had not absorbed a portion of Fund expenses and had imposed a full management fee, the average annual total return for the life of the Fund would have been lower.


+ On September 15, 1998, Scudder Gold Fund changed its fiscal year end from June 30 to October 31.


         As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

         In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Cumulative Total Return

         Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1

         Where:
                    C        =       Cumulative Total Return
                    P        =       a hypothetical initial investment of $1,000
                    ERV      =       ending  redeemable  value:  ERV  is the
                                     value,   at  the  end  of  the  applicable
                                     period,    of   a   hypothetical    $1,000
                                     investment made at the beginning of the applicable period.


          Cumulative Total Return for periods ended October 31, 1999*+

                     One Year           Five Years            Ten Years

                       5.65%             -24.62%               -9.43%


(1) For the period September 2, 1988 (commencement of operations) to October 31, 1999.


* If the Adviser had not absorbed a portion of Fund expenses and had imposed a full management fee, the cumulative total return for the life of the Fund would have been lower.


+ On September 15, 1998, Scudder Gold Fund changed its fiscal year end from June 30 to October 31.


Total Return

Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Comparison of Fund Performance


         In  connection  with   communicating  its  performance  to  current  or
prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs.

         Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests.

         From time to time, in advertising and marketing literature, the Fund's performance may be compared to the performance of broad groups of mutual funds with similar investments goals, as tracked by independent organizations.


         From time to time, in marketing and other Fund literature, Directors and officers of the Fund, the Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.


         The Fund may be advertised as an investment choice in Scudder's college planning program.


         Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may include a "risk/return spectrum" which compares the Fund to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.


         Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.


         A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.


         Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund.


                                FUND ORGANIZATION


         The Corporation is a Maryland corporation organized in March 1988. The Corporation currently offers shares of common stock of one series, which series represents interests in the Fund. The authorized capital stock of the
Corporation consists of 3 billion shares of a par value of $0.01 each, 100 million of which are allocated to the Fund. Each share of the Fund has equal rights as to voting, redemption, dividends and liquidation. Shareholders have one vote for each share held. All shares issued and outstanding are fully paid and nonassessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights. The Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series.

         The shares of the Corporation have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.


         Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


                               INVESTMENT ADVISER



 Investment  Adviser

         Scudder Kemper Investments, Inc., an investment counsel firm, acts as investment adviser to the Fund. This organization, the predecessor of which is Scudder, Stevens & Clark, Inc., is one of the most experienced investment counsel firms in the U. S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 the Adviser introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in the Adviser, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of the Adviser. The Adviser's name changed to Scudder Kemper Investments, Inc. On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services Group, with the balance initially owned by former B.A.T shareholders.


         Founded  in  1872,  Zurich  is  a  multinational,   public  corporation
organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.


         The principal source of the Adviser's income is professional fees received from providing continuous investment advice. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations as well as providing investment advice to over 280 open and closed-end mutual funds.

         The Adviser maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Adviser receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities. The Adviser's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which the Fund may invest, the conclusions and investment decisions of the Adviser with respect to the Funds are based primarily on the analyses of its own research department.

         Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to that fund.

         In certain cases, the investments for the fund are managed by the same individuals who manage one or more other mutual funds advised by the Adviser, that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

         The present investment management (the "Agreement") was approved by the Directors on August 6, 1998 and became effective September 7, 1998, and was approved at a shareholder meeting held on December 15, 1998. The Agreement will continue in effect until September 30, 2000 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and will automatically terminate in the event of its assignment. The Agreement was last approved by the Directors on September 13, 1999 .

         For these services, the Fund pays the Adviser an annual fee equal to 1.00% of the Fund's average daily net assets, payable monthly, provided the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. The net investment advisory fee for the fiscal year ended October 31, 1999 was $1,150,027 and for the fiscal years ended June 30, 1998 and 1997 were $1,471,427 and $1,948,814 , respectively. For the four months ended October 31, 1998, the net investment advisory fee was $411,019

         The term Scudder Investments is the designation given to the services provided by Scudder Kemper Investments, Inc. and its affiliates to the Scudder Family of Funds.

 AMA InvestmentLink(SM) Program

         Pursuant to an Agreement between the Adviser and AMA Solutions, Inc., a subsidiary of the American Medical Association (the "AMA"), dated May 9, 1997, the Adviser has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Adviser with respect to assets invested by AMA members in Scudder funds in connection with the AMA InvestmentLinkSM Program. The Adviser will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment adviser or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Adviser (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.



Personal Investments by Employees of the Adviser

     Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             DIRECTORS AND OFFICERS


                                                                                                   Position with
                                                                                                   Underwriter,
Name, Age,                                                                                         Scudder Investor
and Address                      Position with Fund       Principal Occupation**                   Services, Inc.
-----------                      ------------------       ----------------------                   --------------

Sheryle J. Bolton (53)           Director                 CEO, Scientific Learning Corporation     --
Scientific Learning Corporation
1995 University Ave
Suite 400
San Francisco, CA  94704

William T. Burgin (56)           Director                 General Partner, Bessemer Venture        --
Bessemer Venture Partners                                 Partners; General Partner, Deer &
83 Walnut Street                                          Company (General Partner of various
Wellesley, MA  02481-2101                                 Bessemer venture partnerships);
                                                          Director, Fort James Corp. (mold
                                                          makers); Director of various
                                                          privately held companies

Linda C. Coughlin (48)*@         President                Managing Director, Scudder Kemper        Senior Vice President
                                                          Investments, Inc.

Keith R. Fox (45)                Director                 Private Equity Investor, Exeter          --
Exeter Capital Management                                 Capital Management Corporation
Corporation
10 East 53rd Street
New York, NY  10022

William H. Luers (70)            Director                 Chairman and President, U.N.             --
UNA/USA                                                   Association of the U.S.A.
801 2nd Avenue
New York, NY 10017

Robert C. Peck (53)*             Vice President           Managing Director, Scudder Kemper        --
                                                          Investments, Inc.

Kathryn L. Quirk (47)*+#         Director, Vice           Managing Director , Scudder Kemper       Senior Vice President,
                                 President and            Investments, Inc.                        Chief Legal Officer
                                 Assistant Secretary                                               and Assistant Clerk

Joan E. Spero (55)               Director                 President, The Doris Duke Charitable     --
Doris Duke Charitable                                     Foundation (1997 to present),
Foundation                                                Undersecretary of State for Economic,
650 Fifth Avenue                                          Business and Agricultural Affairs,
19th Floor                                                (1993-1997) ;
New York, NY 10019

Paul Bancroft, III (70)          Honorary Director        Venture Capitalist and Consultant;       --
79 Pine Lane                                              Retired, President, Chief Executive
Snowmass Village, CO 81615                                Officer and Director, Bessemer
                                                          Securities Corporation

Thomas J. Devine (73)            Honorary Director        Consultant                               --
450 Park Avenue
New York, NY 10022

                                       35

                                                                                                   Position with
                                                                                                   Underwriter,
Name, Age,                                                                                         Scudder Investor
and Address                      Position with Fund       Principal Occupation**                   Services, Inc.
-----------                      ------------------       ----------------------                   --------------

Robert G. Stone, Jr. (76)        Honorary Director        Chairman Emeritus and Director, Kirby    --
Kirby Corporation                                         Corporation (inland and offshore
405 Lexington Avenue                                      marine transportation and diesel
39th Floor                                                repairs)
New York, NY 10174

Joann M. Barry (39)*             Vice President           Vice President ,  Scudder Kemper         --
                                                          Investments, Inc.

Ann M. McCreary (43)*            Vice President           Managing Director, Scudder Kemper        --
                                                          Investments, Inc.

John Millette (36)*              Vice President and       Assistant Vice President ,               --
                                 Secretary                Scudder Kemper Investments, Inc.

John R. Hebble (41)*@            Treasurer                Senior Vice President , Scudder         Assistant Treasurer
                                                          Kemper Investments, Inc.

Caroline Pearson (37)*@          Assistant Secretary      Senior Vice President , Scudder          Clerk
                                                          Kemper Investments, Inc.; Associate,
                                                          Dechert Price & Rhoads (law firm)
                                                          (1989 - 1997)


* Persons considered by the Fund and its counsel to be Directors who are "interested persons" of the Adviser or of the Fund, within the meaning of the 1940 Act, as amended.

** Unless otherwise stated, all the Directors and officers have been associated with their respective companies for more than five years, but not necessarily in the same capacity.

+        Address: 345 Park Avenue, New York, New York 10154

@        Address: Two International Place, Boston, Massachusetts 02110


         Address: 222 South Riverside Plaza, Chicago, IL 60606-5808

# Mr. Fox and Ms. Quirk are the sole members of the Executive Committee, which may exercise substantially all of the powers of the Directors when they are not in session.


         The Directors and officers of the Fund also serve in similar capacities with other Funds managed by the Adviser.


         As of January 31, 2000, all Directors and officers of the Corporation as a group owned beneficially (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934) less than 1% of the Fund's outstanding shares on such date.

         As of January 31, 2000, $3,103,931 shares in the aggregate, 19.25% of the outstanding shares of the Fund, were held in the name of Charles Schwab & Co Inc., 101 Montgomery St., San Francisco, CA 94104-4122, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership in such shares.

         To the knowledge of the Corporation, as of January 31, 2000, no person owned beneficially more than 5% of the Fund's outstanding shares except as stated above.

                                  REMUNERATION

Responsibilities of the Board -- Board and Committee Meetings

         The Board of Directors is responsible for the general oversight of the Fund's business. A majority of the Board's members are not affiliated with Scudder Kemper Investments, Inc. These "Independent Directors" have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

         The Board of Directors meets at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to ensure compliance with various regulatory requirements. At least annually, the Independent Directors review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, the Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Adviser and its affiliates and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Fund's independent public accountants and by independent legal counsel selected by the Independent Directors.

         All the Independent Directors serve on the Committee on Independent Directors, which nominates Independent Directors and considers other related matters, and the Audit Committee, which selects the Fund's independent public accountants and reviews accounting policies and controls. In addition, Independent Directors from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

Compensation of Officers and Directors

         The Independent  Directors receive the following  compensation from the
Fund: an annual director's fee of $3,500; a fee of $325 for attendance at each board meeting, audit committee meeting or other meeting held for the purposes of considering arrangements between the Corporation on behalf of the Fund and the Adviser or any affiliate of the Adviser; $100 for all other committee meetings; and reimbursement of expenses incurred for travel to and from Board Meetings. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special trustee task forces or subcommittees.
Independent Directors do not receive any employee benefits such as pension or retirement benefits or health insurance. Notwithstanding the schedule of fees, the Independent Directors have in the past and may in the future waive a portion of their compensation.


         The Independent Directors also serve in the same capacity for other funds managed by the Adviser. These funds differ broadly in type and complexity and in some cases have substantially different Director fee schedules. The following table shows the aggregate compensation received by each Independent Director during the 1999 fiscal year from the Corporation and from all of the Scudder funds as a group.





                                      Scudder Mutual Funds, Inc.*                    All Scudder Funds
                                      ---------------------------                    -----------------
                                      Paid by             Paid by          Paid by                Paid by
                                      -------             -------          -------                -------
     Name                         the Corporation      the Adviser(1)      the Funds           the Adviser(1)
     ----                         ---------------      --------------      ---------           --------------


     Paul Bancroft III,                $6,300                0             $159,991                   0
     Honorary Director **                                                 (23 funds)

     Sheryle J. Bolton,                $7,600                0             $179,860                   0
     Director                                                              (23 funds)

     William T. Burgin,                $7,275                0             $160,325                   0
     Director                                                              (23 funds)



                                       37


                                      Scudder Mutual Funds, Inc.*                    All Scudder Funds
                                      ---------------------------                    -----------------
                                      Paid by             Paid by          Paid by                Paid by
                                      -------             -------          -------                -------
     Name                         the Corporation      the Adviser(1)      the Funds           the Adviser(1)
     ----                         ---------------      --------------      ---------           --------------

     Keith R. Fox, Director            $7,275               0             $160,325                  0
                                                                          (23 funds)

     William H. Luers,                 $7,925               0             $212,596                  0
     Director                                                             (26 funds)

     Joan Spero, Director**            $7,925               0             $175,275                  0
                                                                          (23 funds)



     *Scudder Mutual Funds, Inc. consists of one mutual fund, Scudder Gold Fund.

     **Paul Bancroft, III became an honorary director on December 7, 1999.


         Members of the Board of Directors who are employees of the Adviser or its affiliates receive no direct compensation from the Corporation, although they are compensated as employees of the Adviser, or its affiliates, as a result of which they may be deemed to participate in fees paid by the Fund.

                                   DISTRIBUTOR


         The Fund has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Adviser, a Delaware corporation. The Distributor is located at Two International Place, Boston, MA 02110. The Fund's underwriting agreement dated September 7, 1998 will remain in effect until September 30, 2000 and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Corporation. The Directors most recently approved the underwriting agreement on September 14, 1999.


         Under the underwriting agreement, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the registration statement and prospectus and any amendments and supplements thereto relating to the Fund, the registration and qualification of Fund shares for sale in the various states, including registering the Fund as a broker/dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of Fund shares and the prospectuses accompanying such confirmations; any issuance taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives, the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares of the Fund to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of shares of the Fund issued by the Corporation.

       Note: Although the Fund does not currently have a 12b-1 Plan, the underwriting agreement provides that the Fund would also pay those fees and expenses permitted to be paid or assumed by the Fund pursuant to a 12b-1 Plan, if any, were adopted by the Fund, notwithstanding any other provision to the contrary in the underwriting agreement, and the Fund or a third party will pay those fees and expenses not specifically allocated to the Distributor in the underwriting agreement.

         As agent, the Distributor will offer the Fund's shares on a continuous basis to investors in all states. The underwriting agreement provides that the Distributor accepts orders for Fund shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

                                      TAXES


         The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, or a predecessor statute, and has qualified as such since its inception. It intends to continue to qualify for such treatment. Such qualification does not involve governmental supervision or management of investment practices or policy.

         As a regulated investment company qualifying under Subchapter M of the Code, the Fund is required to distribute to its shareholders at least 90 % of its investment company taxable income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code.

         Investment company taxable income generally is made up of dividends, interest, and net short-term capital gains in excess of net long-term capital losses, less expenses. Net capital gains (the excess of net long-term capital gain over net short-term capital loss) are computed by taking into account any capital loss carryforward of the Fund.

         At October 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $88,879,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($26,073,000), October 31, 2006 ($52,412,000) or
October 31, 2007 ($10,394,000), the respective expiration dates.


         In addition, no more than 10% of the Fund's gross income may be from nonqualifying sources, including income from investments in precious metals and precious metals futures and options transactions. The Fund may therefore need to limit the extent to which it makes such investments in order to qualify as a regulated investment company.

         The Fund is subject to a 4% nondeductible excise tax calculated as a percentage of certain undistributed amounts of taxable income and capital gain. The Fund has established distribution policies which should minimize or eliminate the application of this tax.


         If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it may be required to pay an interest charge to the IRS and distribute to shareholders all or a portion of its remaining earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

         If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, thereby requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report his or her share of such capital gains as long-term capital gains, will be able to claim a proportionate share of federal income taxes paid by the Fund on such gains as a credit against the shareholder's federal income tax liability, and will be entitled to increase the adjusted tax basis of the shareholder's Fund shares by the difference between the shareholder's pro rata share of such gains and the shareholder's tax credit.

         Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations.

         Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Fund have been held by such shareholders. The Fund will designate the amount of each distribution that will qualify for the 20% capital gains rate or the 28% capital gains rate. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


         All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends declared in October, November or December with a record date in such a month and paid during the following January must be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Redemptions of shares, including exchanges for shares of another Scudder Fund, may result in the recognition of gain or loss by the shareholder.

         Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time reflects the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

         The Fund may qualify for and make an election which would allow shareholders to claim a credit or deduction on their federal income tax returns for foreign taxes paid by the Fund. Should the Fund make such an election, shareholders would be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. The Fund will be qualified to make the election if more than 50% of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. No deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. For any year for which such an election is made, the Fund will report to shareholders (no later than 60 days after the close of its taxable year) the amount per share of such foreign taxes that must be included in the shareholder's gross income and will be available as a deduction or credit.

         No gain or loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option and, in the case of an exercise of a put option purchased by the Fund, on the Fund's holding period for the underlying stock it sells pursuant to the put option. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock in the Fund's portfolio. If the Fund writes a put or call option, no gain or loss is recognized upon its receipt of the related premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a purchaser exercises a call option written by the Fund, the gain or loss recognized by the Fund will be short-term or long-term depending on the Fund's holding period for the underlying stock sold pursuant to such exercise. The exercise of an equity put option written by the Fund is not a taxable transaction for the Fund.

         Many futures contracts (including foreign currency futures contracts) entered into by the Fund, certain forward currency contracts, and all listed nonequity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indexes and options on broad-based stock indexes) will be considered "Section 1256" contracts under the Code. Absent an election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term. Moreover, on the last trading day of the Fund's taxable year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized. Under certain circumstances, entry into a futures contract to sell a security held by the Fund may constitute a short sale of that security for federal income tax purposes, causing an adjustment in the Fund's holding period for that security.


         Certain of the Fund's transactions, including short sales against the box and strategic transactions, if any, may be subject to special provisions of the Code that may affect the character of gains and losses realized by the Fund and the holding periods of securities held by the Fund, and may accelerate the recognition of income to the Fund.


         Under Section 988 of the Code, discussed below, foreign currency gains or losses from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.


         The Fund intends to invest up to 25% of its assets in a foreign subsidiary of the Corporation which invests in gold, silver, platinum and palladium bullion and in gold and silver coins. The Corporation intends that the subsidiary be structured so that it will not be subject to tax in the U.S. However, the Fund (or its shareholders) may be subject to tax on the income of the subsidiary, regardless of whether the income is distributed to the Fund.

         The Fund may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund receives an "excess distribution" with respect to PFIC stock or realizes a gain on a disposition of PFIC stock, the Fund itself may be subject to a tax even if it distributes those amounts to its shareholders. In general, under the PFIC rules, an excess distribution and gain on a sale of PFIC stock is treated as having been received or realized ratably over the period during which the Fund held the PFIC shares. The Fund will be subject to tax on the amount, if any, that is allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions and stock gains allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, such amounts might have been classified as capital gain.


         To avoid the foregoing tax rules, the Fund may make an election to mark-to-market its shares of these foreign investment companies with the result that the Fund will be treated as if it had sold and repurchased all of its PFIC stock at the end of each year. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the PFIC's stock exceeds the Fund's adjusted basis in these shares. Mark-to-market losses may be recognized to the extent of previously recognized mark-to-market gains. The effect of the election would be to treat excess distributions and gain on dispositions of PFIC stock as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. This election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs in lieu of being taxed in the manner described above.


         Backup withholding may be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income.

         Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

         A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions made for the previous year.


         The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her.

         Shareholders should consult their tax advisors about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

         The Adviser supervises allocation of brokerage.

         The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Fund's purchases and sales of fixed-income securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to the Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for the Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Adviser will not place orders with broker/dealers on the basis that the broker/dealer has or has not sold shares of the Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

         To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker-dealer and a subsidiary of the Adviser; the Distributor will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Fund for this service.

         Although certain research, market and statistical information from broker/dealers may be useful to the Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements the Adviser's own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

         The Directors review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.


         In the fiscal years ended October 31, 1999 and June 30, 1998 and 1997 the Fund paid brokerage commissions of $778,462, $867,223 and $455,167 , respectively. For the four month period ended October 31, 1998, the Fund paid brokerage commissions of $562,046. For the fiscal year ended October 31, 1999, $545,980 (70.14% of the total brokerage commissions paid) resulted from orders placed, consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Adviser. The total amount of brokerage transactions aggregated $214,122,718, of which $141,783,595 (66.22% of all brokerage transactions) were transactions which included research commissions.

Portfolio Turnover


         The Fund's portfolio turnover rates (defined by the SEC as the ratio of the lesser of sales or purchases of securities to the monthly average value of the portfolio, excluding all securities with remaining maturities of less than one year) for the fiscal year ended October 31, 1999 was 90.7% and for June 30, 1998 was 68.3%. The annualized portfolio turnover rate for the four months ending October 31, 1998 was 153.6%.


                                            NET ASSET VALUE

         The net asset value of shares of the Fund is computed as of the close of regular trading on the Exchange on each day the Exchange is open for trading (the "Value Time") The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares outstanding.

         An exchange-traded equity security is valued at its most recent sale price on such exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. Lacking a Calculated Mean quotation, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system will be valued at its most recent sale price on such system as of the Value Time. Lacking any sales, the security is valued at the most recent bid quotation as of the Value Time. The value of an equity security not quoted on the NASDAQ system, but traded in another over-the-counter market, is its most recent sale price if there are any such sales of such security on such market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean quotation for such security as of the Value Time. Lacking a Calculated Mean quotation , the security is valued at the most recent bid quotation as of the Value Time.

         Debt securities, other than money market instruments, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

         An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

         If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

         If, in the opinion of the Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

         Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

         Gold, silver, platinum and palladium bullion shall be valued based on the London Fixing or, if there is no London Fixing available, the value of gold and silver bullion shall be based on the last spot settlement as reported by the Comex, a division of the New York Mercantile Exchange ("NYMEX"), and the value of platinum and palladium bullion shall be based on the last spot settlement on NYMEX, as supplied by a recognized precious metals dealer as of the time of valuation; coins and precious metals other than gold, silver, platinum and palladium bullion shall be valued at the calculated mean based on market quotations or, if there are no such bid and ask quotations available simultaneously, at the most recent bid quotation provided by a bona fide market maker as of the time of valuation.


                             ADDITIONAL INFORMATION

Experts


         The consolidated financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, given on the authority of said firm as experts in auditing and accounting. Pricewaterhouse Coopers LLP audits the financial statements of the Fund and provides other audit, tax and related services.


Other Information

         Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Adviser in light of the Fund's objectives and policies, and other factors, such as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

         The Corporation sends to each shareholder of the Fund audited semiannual and annual reports, each of which includes a list of the investment securities held by the Fund. Shareholders may seek information regarding the Corporation, including the current performance of the Fund from their Scudder service representative.


         The CUSIP number of the Fund is 810904-10-2.


         The Corporation employs Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109 as custodian for the Fund. Brown Brothers Harriman & Company has entered into agreements with foreign subcustodians approved by the Directors of the Corporation pursuant to Rule 17f-5 of the 1940 Act.


         Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer and dividend paying agent for the Fund. Service Corporation also serves as shareholder service agent and provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The Fund pays Service Corporation an annual fee of $26 for each retail account and $29 for each retirement account maintained for a participant. For the fiscal year ended October 31, 1999, Service Corporation charged the Fund a fee of $401,999, of which $63,725 was unpaid at October 31, 1999. For the fiscal years ending June 30, 1998, 1997, Service Corporation charged the Fund aggregate fees of $487,250 and $483,408, respectively. For the four months ended October 31, 1998, the amount charged to the Fund by SSC aggregated $151,836.


         The Fund, or the Adviser (including any affiliate of the Adviser), may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.


         Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes net asset value for the Fund. The Fund pays SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets on the next $850 million, 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal year ended October 31, 1999, the amount charged to the Fund by SFAC aggregated $49,857, of which $6,748 was unpaid at October 31, 1999. For the fiscal years ended June 30, 1998 and 1997, the amount charged to the Fund by SFAC aggregated $67,605 and $59,281, respectively. For the four months ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $26,870.

         Scudder Trust Company ("STC"), an affiliate of the Adviser, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. Annual service fees are paid by the Fund to Scudder Trust Company, Two International Place, Boston, Massachusetts
02110-4103, an affiliate of the Adviser, for such accounts. The Fund pays Scudder Trust Company an annual fee of $29 per shareholder account. For the fiscal year ended October 31, 1999, the amount charged to the Fund by STC aggregated $22,451, of which $5,577 was unpaid at October 31, 1999. For the fiscal years ended June 30, 1998 and 1997, the amount charged to the Fund by STC aggregated $19,391 and $19,318, respectively. For the four months ended October 31, 1998, the amount charged to the Fund by STC aggregated $6,735.


         The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement of the Corporation relating to the Fund that has been filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS


         The consolidated financial statements, including the investment portfolio of Scudder Gold Fund, together with the Report of Independent Accountants and Consolidated Financial Highlights in the Annual Report to the Shareholders of the Fund dated October 31, 1999 are incorporated by reference and attached hereto, and are hereby deemed to be a part of this Statement of Additional Information. These and other fund documents may be obtained without charge by calling Scudder Investor Relations at 1-800-225-2470.

                     DESCRIPTION OF S&P AND MOODY'S RATINGS

Description of S&P preferred stock and corporate bond ratings:

         AAA -- Preferred stock and bonds rated AAA have the highest rating assigned by S&P to a preferred stock issue or debt obligation. Capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds, is extremely strong.

         AA -- Preferred stock and bonds rated AA have a very strong capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds, and differ from the highest rated issues only in small degree.

         A -- Preferred stock and bonds rated A have a strong capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than preferred stocks or bonds in higher rated categories.

         BBB -- Preferred stock and bonds rated BBB are regarded as having an adequate capacity to pay the preferred stock obligations, in the case of preferred stocks, and to pay interest and repay principal, in the case of bonds. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay preferred stock obligations or to pay interest and repay principal for bonds in this category than for preferred stocks or bonds in higher rated categories.

Description of Moody's preferred stock ratings:

         aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa -- An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Description of Moody's corporate bond ratings:

         Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                           SCUDDER MUTUAL FUNDS, INC.

                            PART C. OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------

     (a)             (1)                    Articles of Incorporation dated March 17, 1988.
                                            (Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No.
                                            10 to the Registration Statement.)

                     (2)                    Articles of Amendment dated April 29, 1988.
                                            (Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                     (3)                    Articles of Amendment dated October 12, 1990.
                                            (Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No.
                                            10 to the Registration Statement.)

                     (4)                    Articles of Amendment and Restatement dated September 4, 1996.
                                            (Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                     (5)                    Articles of Amendment dated December 23, 1997.
                                            (Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

     (b)             (1)                    By-Laws dated March 18, 1988.
                                            (Incorporated by reference to Exhibit No. 2(a) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                     (2)                    By-Laws as adopted March 18, 1988 and amended September 16, 1988.
                                            (Incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                     (3)                    Amendment to the By-Laws dated September 20, 1991.
                                            (Incorporated by reference to Exhibit (b)(3) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                     (4)                    Amendment to the By-Laws dated December 12, 1991.
                                            (Incorporated by reference to Exhibit 2(b) to Post-Effective Amendment No.
                                            10 to the Registration Statement.

                     (5)                    Amendment to the By-Laws dated March 5, 1996.
                                            (Incorporated by reference to Exhibit (b)(5) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                     (6)                    Amendment to By-Laws dated June 4, 1996.
                                            (Incorporated by reference to Exhibit 2(c) to Post-Effective Amendment No. 9 to the Registration Statement.)

                     (7)                    Amendment to By-Laws dated September 4, 1996.
                                            (Incorporated by reference to Exhibit 2(d) to Post-Effective Amendment No. 9 to the Registration Statement.)

                     (8)                    Amendment to the By-Laws dated December 3, 1997.

                                Part C - Page 1

                                            (Incorporated by reference to Exhibit (b)(8) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                    (9)                     Amendment to the By-Laws dated February 7, 2000.
                                            (Filed herein.)

     (c)                                    Inapplicable.

     (d)            (1)                     Investment Management Agreement between the Registrant (on behalf of Scudder
                                            Gold Fund) and Scudder Kemper Investments, Inc. dated September 7, 1998.
                                            (Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

     (e)            (1)                     Underwriting Agreement between the Registrant and Scudder Investor Services,
                                            Inc. dated September 7, 1998.
                                            (Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

     (f)                                    Inapplicable.

     (g)            (1)                     Custodian Agreement between the Registrant and The First National Bank of
                                            Boston dated August 22, 1988.
                                            (Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                    (2)                     Custodian Agreement between the Registrant  and State Street Bank and Trust
                                            Company ("State Street Bank") dated August 23, 1991.
                                            (Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No.
                                            13 to the Registration Statement.)

                   (2)(a)                   Fee schedule to Exhibit (g)(2).
                                            (Incorporated by reference to Exhibit 8(a)(2) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                    (3)                     Custodian Agreement between the Registrant and Brown Brothers Harriman & Co.
                                            dated April 30, 1998.
                                            (Incorporated by reference to Exhibit 8(b)(1) to Post-Effective Amendment
                                            No. 11 to the Registration Statement.)

                   (3)(a)                   Fee schedule for Exhibit (g)(2)
                                            (Incorporated by reference to Exhibit (8)(b)(2) to Post-Effective Amendment
                                            No. 11 to the Registration Statement.)

     (h)            (1)                     Transfer Agency and Service Agreement between the Registrant and Scudder
                                            Service Corporation dated October 2, 1989.
                                            (Incorporated by reference to Exhibit 9(a)(1) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                   (1)(a)                   Fee schedule for Exhibit (h)(1).
                                            (Incorporated by reference to Exhibit 9(a)(2) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                    (2)                     Service Agreement between Copeland Associates, Inc. on behalf of Scudder
                                            Mutual Funds, Inc. and Scudder Gold Fund dated June 8, 1995.
                                            (Incorporated by reference to Exhibit (9)(a)(3) to Post-Effective Amendment

                                Part C - Page 2

                                            No. 10 to the Registration Statement.)

                    (3)                     COMPASS Service Agreement between the Registrant and Scudder Trust Company dated October 1, 1995.
                                            (Incorporated by reference to Exhibit (9)(b)(3) to Post-Effective Amendment
                                            No. 9 to the Registration Statement.)

                    (4)                     Fund Accounting Services Agreement between the Registrant and The First
                                            National Bank of Boston dated August 22, 1988.
                                            (Incorporated by reference to Exhibit (9)(c)(1)to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                   (4)(a)                   Pricing Authorization Form (Exhibit B) for Exhibit (h)(4) (a) dated January
                                            10, 1991.
                                            (Incorporated by reference to Exhibit (9)(c)(2) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

                    (5)                     Fund Accounting Services Agreement between the Registrant and Scudder Fund
                                            Accounting Corporation dated March 28, 1995.
                                            (Incorporated by reference to Exhibit (9)(c)(3) to Post-Effective Amendment
                                            No. 10 to the Registration Statement.)

     (i)                                    Opinion and Consent of Legal Counsel.
                                            (Filed herein.)

     (j)                                    Consent of Independent Accountants.
                                            (Filed herein.)

     (k)                                    Inapplicable.

     (l)                                    Letter of Investment Intent Purchase Agreement (on behalf of Scudder Mutual
                                            Funds, Inc.) dated August 18, 1988.
                                            (Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to the Registration Statement.)

     (m)                                    Inapplicable.

     (n)                                    Inapplicable.

     (o)                                    Inapplicable.


Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  Scudder Precious Metals, Inc., a wholly owned subsidiary of the Fund, was registered on August 11, 1988 in the Cayman Islands, British West Indies.


Item 25.          Indemnification.
--------          ----------------

                  A policy of insurance covering Scudder Kemper Investments, Inc., its subsidiaries including Scudder Investor Services, Inc., and all of the registered investment companies advised by Scudder Kemper Investments, Inc. insures the Registrant's trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

                                Part C - Page 3

                  Article IV, Sections 4.1 - 4.3 of the Registrant's Declaration of Trust provide as follows:

                  Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

                  Section 4.2. Non-Liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                           (i) every person who is, or has been, a Trustee or
                  officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                           (ii) the words "claim," "action," "suit," or
                  "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                  (b) No indemnification shall be provided hereunder to a Trustee or officer:

                           (i) against any liability to the Trust, a Series
                  thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                           (ii) with respect to any matter as to which he shall
                  have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;



                                Part C - Page 4

                           (iii) in the event of a settlement or other
                  disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                                    (A) by the court or other body approving the
                           settlement or other disposition; or

                                    (B) based upon a review of readily available
                           facts (as opposed to a full trial-type inquiry) by
                           (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

                  (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall insure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                  (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section
                           4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

                           (i) such undertaking is secured by a surety bond or
                  some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                           (ii) a majority of the Disinterested Trustees acting
                  on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                           As used in this Section 4.3, a "Disinterested
                  Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Item 26.          Business or Other Connections of Investment Adviser
--------          ---------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**


                                Part C - Page 5

                           Chairman of the Board, Scudder, Stevens & Clark (Luxembourg) S.A.#
                           Director, Scudder Investments (UK) Ltd. Ooo
                           Chairman of the Board, Scudder Investments Asia, Ltd. @
                           Chairman of the Board, Scudder Investments Japan, Inc.&
                           Senior Vice President, Scudder Investor Services, Inc.**
                           Director, Scudder Trust (Cayman) Ltd. Xxx
                           Director, Scudder, Stevens & Clark Australia @@
                           Director, Korea Bond Fund Management Co., Ltd.+

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member Group Executive Board, Zurich Financial Services, Inc. ##
                           Chairman, Zurich-American Insurance Company o

Nick Bratt                 Director and Vice President, Scudder Kemper Investments, Inc.**
                           Vice President, Scudder MAXXUM Company***
                           Vice President, Scudder, Stevens & Clark Corporation**
                           Vice President, Scudder, Stevens & Clark Overseas Corporation oo

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO, Member Group Executive Board, Zurich Financial Services, Inc. ##
                           CEO/Branch Offices, Zurich Life Insurance Company ##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg
                           Director, Scudder Investments (UK) Ltd. Ooo
                           Director, Scudder Investments Japan, Inc.&
                           Director, Scudder Kemper Holdings (UK) Ltd. Ooo
                           President and Director, Zurich Investment Management, Inc. Xx


         *        Two International Place, Boston, MA
         X        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         Xxx      Grand Cayman, Cayman Islands, British West Indies
         Oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         Xx       222 S. Riverside, Chicago, IL
         O        Zurich Towers, 1400 American Ln., Schaumburg, IL


                                Part C - Page 6

         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
         Ooo      1 South Place 5th floor, London EC2M 2ZS England
         @        One Exchange Square 29th Floor, Hong Kong
         &        Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon, Minato-ku, Tokyo 105-0001
         @@       Level 3, 5 Blue Street North Sydney, NSW 2060

Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Scudder Investor Services, Inc. acts as principal underwriter of the Registrant's shares and also acts as principal underwriter for other funds managed by Scudder Kemper Investments, Inc.

         (b)

         The Underwriter has employees who are denominated officers of an operational area. Such persons do not have corporation-wide responsibilities and are not considered officers for the purpose of this Item 27.

         (1)                               (2)                                     (3)

         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ----------------                  -------------------------------         -----------------------

         Lynn S. Birdsong                  Senior Vice President                   None
         345 Park Avenue
         New York, NY 10154

         Mark S. Casady                    Director, President and Assistant       None
         Two International Place           Treasurer
         Boston, MA  02110

         Linda Coughlin                    Director and Senior Vice President      President
         Two International Place
         Boston, MA  02110

         Richard W. Desmond                Vice President                          None
         345 Park Avenue
         New York, NY  10154

         Paul J. Elmlinger                 Senior Vice President and Assistant     None
         345 Park Avenue                   Clerk
         New York, NY  10154

         Philip S. Fortuna                 Vice President                          None
         101 California Street
         San Francisco, CA 94111



                                Part C - Page 7

         Name and Principal                Position and Offices with               Positions and
         Business Address                  Scudder Investor Services, Inc.         Offices with Registrant
         ----------------                  -------------------------------         -----------------------

         William F. Glavin                 Vice President                          None
         Two International Place
         Boston, MA 02110

         Margaret D. Hadzima               Assistant Treasurer                     None
         Two International Place
         Boston, MA  02110

         John R. Hebble                    Assistant Treasurer                     Treasurer
         Two International Place
         Boston, MA  02110

         James J. McGovern                 Chief Financial Officer and Treasurer   None
         345 Park Avenue
         New York, NY  10154

         Lorie C. O'Malley                 Vice President                          None
         Two International Place
         Boston, MA 02110

         Caroline Pearson                  Clerk                                   Assistant Secretary
         Two International Place
         Boston, MA  02110

         Kathryn L. Quirk                  Director, Senior Vice President, Chief  Director, Vice President &
         345 Park Avenue                   Legal Officer and Assistant Clerk       Assistant Secretary
         New York, NY  10154

         Robert A. Rudell                  Director and Vice President             None
         Two International Place
         Boston, MA 02110

         William M. Thomas                 Vice President                          None
         Two International Place
         Boston, MA 02110

         Benjamin Thorndike                Vice President                          None
         Two International Place
         Boston, MA 02110

         Linda J. Wondrack                 Vice President and Chief Compliance     None
         Two International Place           Officer
         Boston, MA  02110


Item 28.          Location of Accounts and Records.
--------          ---------------------------------

         Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Scudder Kemper Investments Inc., Two International Place, Boston, MA 02110-4103. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, Heritage Drive, North Quincy,


                                Part C - Page 8

                  Massachusetts. Records relating to the duties of the Registrant's transfer agent are maintained by Scudder Service Corporation, Two International Place, Boston, Massachusetts.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.



                                Part C - Page 9

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 25th day of February, 2000.



                                                SCUDDER  MUTUAL FUNDS, INC.

                                                By  /s/John Millette
                                                    ----------------
                                                    John Millette,
                                                    Vice President and Secretary




         Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                                    TITLE                                         DATE
---------                                    -----                                         ----

/s/Sheryl J. Bolton
---------------------------------------
Sheryle J. Bolton*                           Director                                      February 25, 2000


/s/William T. Burgin
---------------------------------------
William T. Burgin*                           Director                                      February 25, 2000


/s/Linda C. Coughlin
---------------------------------------
Linda C. Coughlin                            President                                     February 25, 2000


/s/Keith R. Fox
---------------------------------------
Keith R. Fox*                                Director                                      February 25, 2000


/s/John R. Hebble
---------------------------------------
John R. Hebble                               Treasurer                                     February 25, 2000


/s/William H. Luers
---------------------------------------
William H. Luers*                            Director                                      February 25, 2000


/s/Kathryn L. Quirk
---------------------------------------
Kathryn L. Quirk*                            Chairman of the Board, Director, Vice         February 25, 2000
                                             President and Assistant Secretary


SIGNATURE                                    TITLE                                         DATE
---------                                    -----                                         ----
/s/Joan E. Spero
---------------------------------------
Joan E. Spero*                               Director                                      February 25, 2000




*By:      /s/John Millette
          ----------------
         John Millette **


** John Millette signs this document pursuant to powers of attorney contained in Post-Effective Amendment No. 15 to the Registration Statement, filed on December 20, 1999.

                                                               File No. 33-22059
                                                               File No. 811-5565


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A


                         POST-EFFECTIVE AMENDMENT NO. 16
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 18
                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                           SCUDDER MUTUAL FUNDS, INC.


                                Part C - Page 10

                           SCUDDER MUTUAL FUNDS, INC.

                                  Exhibit Index

                                 Exhibit (b)(9)
                                  Exhibits (i)
                                  Exhibits (j)














                                Part C - Page 11